(Logo)
The American Funds Group(R)

Washington Mutual Investors Fund

1998 Annual Report

(Photo)

About Our Cover:
The sweeping panorama of our nation's capital at dawn was captured by award-winning photographer/author Fred J. Maroon of Washington, D.C.

Fred's work has been exhibited at the Museum of Modern Art in New York. It has also been featured in magazines including National Geographic, Smithsonian, Paris Match, Travel & Leisure, Life, and Esquire. Among his many awards have been four first prizes in the White House News
Photographers' Association annual competition.

Over the years Fred has authored 11 books, collaborating with Eric Severeid, Hugh Sidey, and Fred's wife, Suzy Maroon. Several of the books have focused on Washington, D.C., including Washington: Magnificent Capital, The United States Capitol, and Maroon on Georgetown.

We are pleased to note that Fred has been a shareholder in Washington Mutual Investors Fund since 1968. This report features a number of other shareholders, explaining how they use the Fund. We hope you enjoy meeting them, on pages 6 through 13.


Washington Mutual Investors Fund seeks to provide income and growth of principal through investments in quality common stocks.

Washington Mutual Investors Fund is one of the 28 funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.
Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the Fund's total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years:
+397.00%, or +17.39% a year; 5 years: +154.11%, or +20.50% a year; 12 months: +36.79%.  Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS INCLUDING STOCK MARKET FLUCTUATIONS. THE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT PERSPECTIVE. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

Fellow Shareholders

Fiscal 1998 was another highly successful year for Washington Mutual Investors Fund. In the 12 months ended April 30, the value of your holdings rose 40.8%, assuming reinvestment of all distributions. During this period, the unmanaged Standard & Poor's 500 Composite Index recorded a nearly identical gain of 41.0% on a total return basis.

In our annual report a year ago, we expressed concern about the continuing rise in common stock valuations and the protracted bull market. In the past, economic expansions accompanying such markets typically have given rise to upward pressure on wages and prices. Currently, however, inflation remains subdued despite low unemployment. Global commodity prices have weakened, and stiffer competition from abroad has had a restraining effect on the pricing policies of many U.S. corporations. Meanwhile, the U.S. economy has continued to grow and produce higher earnings for most of the industries and companies in which your Fund has invested.

Because it is unclear how long these conditions will prevail, it seems appropriate to remind you that stock prices go down as well as up, and to avoid letting recent returns create unrealistic expectations. When this market enters a period of decline, your Fund's share value, undoubtedly, will decline as well. It is worth noting that, in the past, our strict criteria for investment have moderated decreases in share value. These criteria emphasize financially solid companies listed on the New York Stock Exchange with impressive records of dividend payments. During the fourth quarter of this past fiscal year, 35 of your Fund's holdings announced dividend increases. This brings the total dividend increases to 96 or 60% of the portfolio during the fiscal year.

Since we last reported to you in January, 10 new securities have appeared in Washington Mutual's portfolio: Colgate-Palmolive, Hewlett-Packard, Jefferson-Pilot, May Department Stores, McDonald's, Motorola, Rockwell International, Sears, Texas Instruments and Whirlpool. Conectiv, a new name appearing in the portfolio, was formed by the merger of Atlantic Energy (a Fund holding) and Delmarva Power & Light. Three holdings were eliminated: CoreStates Financial (acquired by First Union), Echlin and National City.

Washington Mutual continues to grow. We have now become the nation's largest actively managed growth and income fund, according to Lipper Analytical Services. Our family of investors is made up of more than one and a half million shareholder accounts. A feature starting on page 6 of this report describes how the Fund is being used by different types of investors. Along with this article, you will find a chart showing the major categories of Washington Mutual shareholders. Given the Fund's long-term record of growth and rising income, it is not surprising that retirement plans constitute the largest single group.

We are always pleased to receive questions and comments from our investors. Because a wide range of information is now available from your financial adviser and the American Funds Web site (www.americanfunds.com), we have joined other funds in The American Funds Group in eliminating quarterly reports. Our next formal report to shareholders will cover the six months ending October 31, 1998.

Cordially,

(Signature)              (Signature)                   Signature
Stephen Hartwell         James H. Lemon, Jr.           Harry J. Lister
Chairman of the Board    Vice Chairman of the Board    President of the Fund

June 1, 1998


Investment Manager's Report

The spectacular advance recorded by the U.S. stock market in fiscal 1998 - 41% as measured by the S&P 500 - was approximately three times the average yearly increase posted by the index over the past three decades.
Washington Mutual, which pursues a policy of being at least 95% invested in equities, participated fully in the advance. Of 139 stocks held in the portfolio throughout the fiscal year, 131 rose in price. The Fund's 12-month total return essentially matched that of the index and was nearly triple the Fund's average compounded yearly gain of 14.1% generated since operations began in 1952. <F1>

A Remarkable Four-Year Period

Fiscal 1998 was the fourth consecutive fiscal year in which Washington Mutual's results exceeded its average lifetime annual compounded return. The 40.8% gain in 1998 followed increases of 22.4% in 1997, 30.4% in 1996 and 17.0% in 1995. For this four-year period, the total return was 163.0%, a compounded average of 27.3% a year. While these results are highly gratifying, it would be quite unrealistic to expect that your Fund can continue compounding at this pace.

The dramatic rise we have witnessed in the stock market - 169.6% for the four years as measured by the S&P 500 - has been supported by a massive inflow of money into mutual funds and an inflow into U.S. equities from abroad. Fundamentally, the market has been propelled upward by an ideal combination of strong growth, low inflation and declining interest rates. Currently, our economy is beginning its eighth year of a broad expansion. The jobless rate is at the lowest level in more than two decades, and industrial output as a percentage of capacity remains high. Producer and consumer prices have risen surprisingly little considering the strength of the expansion. During the nineties, the Consumer Price Index has increased an average of just 3.1% a year.

In an environment of low inflation, the Federal Reserve has been able to pursue an accommodating monetary policy. This has stimulated home buying and purchases of cars and other consumer durables. It, also, has enabled corporations to hold down borrowing costs, further enhancing their profitability. Earnings generally have been satisfactory - exceeding estimates in many cases and, more recently, confounding those who feared that Asia's economic troubles would have an immediate and severe impact on business in the United States. Instead, our economy has continued to expand, perhaps a bit too rapidly.

Comparative Results and Diversification

Washington Mutual has continued to do well relative to the vast majority of its peers. According to Lipper Analytical Services, it ranked in the top 8% (fourth of 54) among growth-and-income funds in existence throughout the past 30 fiscal years; for the 10 years, it ranked in the top 14% (19th of 140); for the five years, in the top 15% (38th of 260); and for the 12 months ended April 30, in the top 20% (128th of 657). (Lipper rankings are based on total return and do not reflect the effect of sales charges.)

The portfolio which begins on page 14 shows how the Fund's assets were diversified at fiscal year-end. The largest industry positions were Banking, with 14.5% of net assets, followed by Energy Sources (10.2%), Health & Personal Care (9.3%), Telecommunications (8.8%) and Electric & Gas Utilities (8.3%). Our five largest individual investments were AT&T, Texaco, First Union, Atlantic Richfield and Warner-Lambert.

We will continue to focus our research efforts on identifying long-term investment opportunities which meet Washington Mutual's strict standards. Meanwhile, we encourage shareholders to maintain a long-term perspective on their holdings.

[FN]
<F1> All figures in this report include reinvestment of distributions, unless otherwise indicated.

How a $10,000 investment in Washington Mutual Investors Fund has grown

This chart shows how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 1998.

As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $3,890,245. Over the same period, that $10,000 would have grown to $2,409,228 in the unmanaged Standard & Poor's 500 Composite Index of U.S. common stocks and to $98,519 in the average savings institution<F1> with dividends reinvested or interest compounded.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since April 30, 1988. At that time, according to the table, the value of the investment illustrated here was $742,854. Since then it has gone up more than fivefold to $3,890,245. Thus, in the same 10-year period, the value of your 1988 investment - regardless of its size - has also increased more than fivefold.

[FN]
<F1> Based on figures, supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

Average Annual Compound Returns<F1>
for periods ended April 30, 1998

      10 Years        5 Years        1 Year
       +17.31%        +20.52%        +32.71%

[FN]
<F1>Based on the maximum sales charge of 5.75%. Sales charges are lower for investments of $50,000 or more.

(Chart 1)


WASHINGTON MUTUAL INVESTORS FUND
MOUNTAIN CHART AND INDEX PLOT POINTS

Results of a $10,000 Investment in WMIF, the S&P500, and the CPI.
July 31, 1952 through April 30, 1998

Year                  Dividends                     Dividends
ended       in Cash    (2) WMIF        Reinvested   (1) WMIF           TOTAL                   CPI
April 30     <F2>      <F1><F2>           <F3>      <F1><F3>          RETURN      S&P500       <F4>

07/31/52               $9,425                        $9,425                     $10,000      $10,000
1953 <F5>   $169        9,161            $170         9,330            -6.7%     10,074        9,963
1954         434       10,773             450        11,494            23.2      12,269       10,037
1955         501       14,665             542        16,288            41.7      17,293       10,000
1956         580       17,851             654        20,565            26.3      22,942       10,075
1957         648       18,304             756        21,877             6.4      22,531       10,449
1958         680       16,928             825        21,055            -3.8      22,275       10,824
1959         700       24,125             885        31,071            47.6      30,604       10,861
1960         728       21,871             947        29,041            -6.5      29,869       11,049
1961         815       26,300           1,097        36,167            24.5      37,100       11,161
1962         823       26,592           1,145        37,654             4.1      38,167       11,311
1963         890       28,838           1,279        42,278            12.3      42,285       11,423
1964         923       31,149           1,368        47,109            11.4      49,681       11,573
1965         957       36,940           1,463        57,490            22.0      57,435       11,760
1966       1,049       38,487           1,648        61,603             7.2      60,532       12,097
1967       1,177       39,424           1,906        65,270             6.0      64,721       12,397
1968       1,332       42,481           2,231        72,692            11.4      69,378       12,884
1969       1,516       48,408           2,626        85,576            17.7      76,003       13,596
1970       1,604       39,049           2,874        71,603           -16.3      61,766       14,419
1971       1,710       48,769           3,193        93,387            30.4      81,691       15,019
1972       1,779       47,991           3,456        95,521             2.3      87,254       15,543
1973       1,818       43,290           3,671        89,522            -6.3      89,160       16,330
1974       1,857       40,682           3,907        87,956            -1.7      77,897       17,978
1975       2,185       42,855           4,829        98,315            11.8      78,957       19,813
1976       2,349       53,771           5,498       129,949            32.2      95,669       21,011
1977       2,509       55,449           6,171       140,348             8.0      96,552       22,472
1978       2,658       54,228           6,849       144,339             2.8      99,941       23,933
1979       2,870       58,180           7,785       163,075            13.0     110,731       26,442
1980       3,203       56,032           9,167       165,847             1.7     122,069       30,337
1981       4,785       72,410          14,603       230,423            38.9     160,304       33,371
1982       4,098       69,851          13,326       235,768             2.3     148,363       35,543
1983       4,496      101,855          15,516       362,292            53.7     221,061       36,929
1984       4,839      100,116          17,526       373,508             3.1     224,853       38,614
1985       5,464      115,473          20,783       452,497            21.1     264,592       40,037
1986       6,109      152,209          24,381       623,767            37.8     360,572       40,674
1987       6,780      180,960          28,229       771,947            23.8     455,929       42,210
1988       7,116      167,083          30,815       742,854            -3.8     426,805       43,858
1989       6,183      198,139          27,837       911,607            22.7     524,579       46,105
1990       8,920      202,429          41,689       971,049             6.5     579,489       48,277
1991       9,135      222,015          44,572     1,113,744            14.7     681,165       50,637
1992       8,318      244,606          42,318     1,272,370            14.2     776,938       52,247
1993       8,467      268,131          44,627     1,442,386            13.4     848,648       53,933
1995       9,790      301,054          55,058     1,730,691            17.0   1,049,053       56,891
1996      10,007      381,514          58,187     2,256,889            30.4   1,365,834       58,539
1997      10,505      455,550          62,763     2,763,026            22.4   1,708,803       60,000
1998      11,032      628,863 <F1><F2> 67,444     3,890,245 <F1><F3>   40.8   2,409,228       60,861 <F4>
         173,091                      733,784

                  Lifetime Total Return    13.9%<F1>
                             life years    45.7479


<F1> Results reflect payment of the maximum sales charge of 5.75% on the
$10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

<F2> Capital Value includes capital gain distributions of $175,473, but does not reflect  income dividends of $173,091 taken  in cash.

<F3> Total Value includes reinvested dividends of $733,784 and reinvested capital gain distributions of $799,621.

<F4> The Consumer Price Index is computed from data supplied by the U.S.
Department of Labor, Bureau of Labor Statistics.

<F5> Since the Fund's inception on July 31, 1952.

During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results which may be realized from an investment made in the Fund today. Past performance is not predictive of future performance.

Who owns Washington Mutual Investors Fund?

You and well over a million other investors, making Washington Mutual one of the nation's most popular funds.


(Chart 2)
(Pie chart showing the following)

Washington Mutual Investors Fund as of April 30, 1998

Retirement plans                               45%
Individual Retirement Accounts                 36%
403(b), 401(k) and other plans                  9%

Other                                          10%

Investments for college expenses               13%
(Uniform Gift/Transfer to Minors Act accounts)

Corporate/Institutional/Nonprofit               1%

Individual accounts                            31%
(purpose not specified)

Statistics are based on account registrations using a single Taxpayer Identification Number. Corporate retirement plans are often registered as a single account; however, they may include many participants.

Your fellow shareholders include many individuals, small businesses, large corporations and nonprofit institutions. Some are investing toward their dreams and others are already enjoying them.

The ultimate investment goal for most people, of course, is to be secure in retirement.

(photo)

Another common reason for choosing the Fund is to help pay for higher education.

(photo)

Corporations, institutional investors and nonprofit foundations also find Washington Mutual attractive.

(photo)

So it's not surprising that Individual Retirement Accounts - including those serving as small business pension plans - make up more than a third of the Fund's accounts. Also well represented are 403(b) plans (for educators and employees of tax-exempt organizations), 401(k) plans (for corporate employees) and other types of tax-deferred plans.

Altogether, retirement plan investments in Washington Mutual amount to more than $17 billion. That includes significant investments by Fund managers and other employees of Washington Mutual's investment adviser, who believe in eating their own cooking, as well as by thousands of brokers and financial planners.

Approximately 150,000 shareholders have set up Uniform Gifts to Minors Act or Uniform Transfer to Minors Act accounts to help their children or grandchildren meet college costs. Earnings on investments registered in this way generally are taxable at the child's tax level, which can provide a significant advantage.

The Fund's emphasis on income-producing "blue chip" stocks, its low portfolio turnover rate and its rigorous investment standards - based on guidelines originally established by the U.S. District Court for the District of Columbia for selecting appropriate investments for trust funds
- have a strong appeal to anyone with fiduciary responsibilities. More than 6,500 organizations use the Fund for a host of reasons such as helping meet operating expenses and financing scholarships.

(photo)

Washington Mutual's "typical" shareholder is 52 years old and has more than $23,000 invested in the Fund.

(Photo)

The median annual household income of the Fund's shareholders is about $50,000. The average shareholder has been in the Fund for about seven years. However, there are dozens of investors who have been with us almost since operations began in 1952 - some 46 years ago.

The typical Washington Mutual shareholder is still working and doesn't plan to retire for another decade or so. But one in five shareholders has already retired.

When the Fund pays a dividend or makes a capital gain distribution, the vast majority of investors (more than 97%) reinvest the money to buy more shares.

The Fund has shareholders in all 50 states (and in more than 100 countries, from Antigua to Zimbabwe). More of them live in California, New York, Texas and Illinois than anywhere else. Yet, residents of Nebraska, Wyoming, Colorado, Wisconsin and Missouri are most likely to be shareholders.

On the following pages we'll introduce you to some of your fellow shareholders and take a look at how they use Washington Mutual. We hope you enjoy meeting them.

Cole Hardware's 401(k) plan features Washington Mutual.

(photo)
Left to right:
Lailing Yu,
Rick Karp,
Rene Urbina,
Jana Kerwin,
Arturo Antoniotti,
Shel Klein,
Percy Wright,
Mike Okiishi,
Jeff Polonsky.

San Franciscans love Cole Hardware, a local chain that's so service oriented it offers free home delivery with no minimum purchase required.

Cole employees love their jobs and their 401(k) plan, which includes matching contributions by the company. Washington Mutual is one of the six American Funds available in the plan.

Jeff Polonsky has invested in the Fund since the plan was launched in 1988:
"There's been a certain consistency, especially when the market has dipped, and I like that the Fund's expenses are low."

Jana Kerwin appreciates the plan's flexibility. "I borrowed from my 401(k) to buy my house," she explains. Lailing Yu says she'll borrow "to send my children to college, then pay myself back - with interest."

Cole's president, Rick Karp, notes that under the terms of the plan, he's the only employee who can't take a loan from his 401(k) money. "But I could use it to retire early," he grins.

The Ellingsons are retirees enjoying the results of an investment made 20 years ago.

(photos)

Vern and June Ellingson of Yankton, South Dakota, appreciate the value of thinking long-term: They've been married for 52 years.

The couple worked hard during most of those years. Vern helped keep Yankton comfortable with his heating and air-conditioning business. June sold real estate. Together they raised three children.

"After the children finished college, we had a little extra money, so we put it in an IRA in Washington Mutual and let it sit," Vern says.

"A few years ago, we reached the age when you have to take money out every year," June continues. "So now it's helping to pay for things like our winter trips to Arizona - where furnace repair isn't such a big deal and we can play golf almost every day."

Lake Chelan Hospital uses the Fund for health care scholarships.

(Photo)

Rural hospitals often have a tough time finding the money for continuing education programs. But that's not the case at Lake Chelan Community Hospital in the heart of Washington state's apple country.

The hospital's foundation received a surprise bequest in 1995, establishing the Harold and Edna Bragg Scholarship Fund for students in the health care field. More than 40 area residents have already received grants. "Edna Bragg did a great thing," says Fred Rarden, the foundation's director.
"She touched generations yet to be born."

(photo)

Left to right:
Pat Reed, (also shown studying, above) Kendell Brinkmann, Kay Sikes - three hospital staffers who have upgraded their skills using the foundation's scholarship grants.

Washington Mutual seems an especially appropriate investment for a health care scholarship fund because it avoids alcohol and tobacco companies. "That's important to me," notes radiologic technologist Kay Sikes, who has used the scholarship fund to pay for training to stay on top of ultrasound techniques.

George "Ernie" Washington invests in his IRA.

(photo)

The Chico, California attorney, who often rides his bike to the office, says that Washington Mutual Investors Fund's familiar name wasn't a factor in his decision to open an Individual Retirement Account.

"What happened was that the Fund's results really stood out among some investments made for my kids," he explains. "So I thought it might be a good place for my IRA nest egg." Since he opened his account a decade ago, the value of an investment in the Fund has grown more than 400%. Of course, the last decade has produced unusually high market results and it is unrealistic to expect these kinds of results will continue in the future.

Ernie knows a lot about what makes things grow: He comes from a family of farmers and owns a 100-acre almond orchard.


The McDaniels plan to send their three children to college.

(photo)

Warren McDaniel, 9, thinks he might like to be a pilot. Whitney, 12, is interested in literature. But on any given day they - and their little sister Allison, 8 - are just as likely to dream of becoming professional basketball players by perfecting their hoop skills in the driveway of the family's Kensington, Maryland, home.

Their parents, Mary Beth and Doug, want to give them a chance to realize their dreams, whatever they are - even if basketball scholarships don't work out. "College is definitely going to be part of their program," Mary Beth says.

Doug's mother planted the seeds by opening Uniform Gifts to Minors Act accounts in Washington Mutual when each child was an infant. Mary Beth and Doug have been making regular additions ever since. "Our family goes back four generations with the Fund," Doug says. "My grandmother had an account, my mother has one, and now our children each have one."

(Photo)

Left to right:
Warren, Whitney, Allison, Mary Beth and Doug with the family's Labrador retriever, Rascal.

St. Barnabas Charitable Foundation uses the Fund to fill the gaps where Medicaid stops.

(photos)

St. Barnabas patients shown include Vern Kustes (parallel bars, above) and Granville Waller and Ruth Milbert (in greenhouse, right).

What happens when a disabled person's Medicaid benefits run out? For hundreds of people in the Pittsburgh area, St. Barnabas Charitable Foundation picks up where Medicaid leaves off.

Last year the Gibsonia, Pennsylvania organization, which has invested in Washington Mutual since 1992, provided more than $4 million in free care for patients of all ages. It helped with everything from physical therapy to basic living expenses, and helped underwrite a wide variety of activities. Perhaps the Foundation's most expansive project is "Presents for Patients," which arranges sponsors to brighten the holidays for lonely patients in six states. Over its 14-year history, the program has been responsible for more than 150,000 gifts, ranging from pizzas to plane rides.

The Foundation also provides capital for two nursing homes, a retirement community and an outpatient clinic. This year it will help St. Barnabas buy an old elementary school building next door and turn it into a hospice.



Investment Portfolio                    Washington Mutual Investors Fund
April 30, 1998

Five Largest                       Ten Largest
Investment Categories              Individual Holdings

                     Percent of                        Percent of                                  Percent of
                     Net Assets                        Net Assets                                  Net Assets


Finance                 25.06%     AT&T                    2.79%      Ameritech                        2.25%
Services                19.14      Texaco                  2.75       DuPont                           1.99
Energy                  18.47      First Union             2.62       Chase Manhattan                  1.93
Consumer Goods          15.06      Atlantic Richfield      2.44       U S WEST Communications Group    1.92
Capital Equipment        9.19      Warner-Lambert          2.33       J.C. Penney                      1.72



Energy

Equity Securities
(Common and Preferred Stocks)              Shares         Market    Percent of
                                                     Value (000)    Net Assets
           Energy Sources (10.15%)

                       Amoco Corp.     16,910,000    $   748,267       1.63%
            Atlantic Richfield Co.     14,312,500      1,116,375       2.44
                     Chevron Corp.      5,600,000        463,050       1.01
                       Exxon Corp.      2,200,000        160,463        .35
                  Kerr-McGee Corp.      2,350,000        155,100        .34
                       Mobil Corp.      6,525,000        515,475       1.13
                       Texaco Inc.     20,450,000      1,257,675       2.75
                      Unocal Corp.      5,600,000        229,250        .50
                                                       4,645,655      10.15

 Utilities: Electric & Gas (8.32%)

                      Ameren Corp.      6,800,000        269,450        .59
 American Electric Power Co., Inc.      3,350,000        159,962        .35
    Baltimore Gas and Electric Co.      4,216,600        132,823        .29
        Carolina Power & Light Co.      4,000,000        172,250        .38
      Central and South West Corp.      6,225,800        162,260        .35
                     CINergy Corp.        700,000         24,413        .05
                   Conectiv, Inc.
    (formerly Atlantic Energy, Inc.)    1,909,800         39,986        .09
           Conectiv, Inc., Class A        325,000         10,664        .02
         Consolidated Edison, Inc.      6,000,000        271,500        .59
      Consolidated Natural Gas Co.      2,100,000        120,750        .26
          Dominion Resources, Inc.        595,000         23,540        .05
                    DTE Energy Co.      3,865,000        151,460        .33
                 Duke Energy Corp.      8,623,552        499,088       1.09
              Edison International      3,985,000        118,803        .26
                       Enova Corp.      2,000,000         53,500        .12
                     Entergy Corp.      2,400,000         59,700        .13
            Florida Progress Corp.      4,485,800        182,236        .40
                   FPL Group, Inc.      1,600,000         99,300        .22
                         GPU, Inc.      2,400,000         95,100        .21
           Houston Industries Inc.      2,800,000 $       81,375        .18%
              KeySpan Energy Corp.        900,000         30,713        .07
        New Century Energies, Inc.      2,500,000        118,750        .26
                  OGE Energy Corp.        400,000         21,975        .05
                   PECO Energy Co.      2,500,000         59,531        .13
            PP & L Resources, Inc.      7,700,000        177,581        .39
Public Service Enterprise Group Inc.    3,420,000        114,784        .25
          Puget Sound Energy, Inc.      3,800,000         99,987        .22
                      Southern Co.     16,275,000        431,287        .94
            Wisconsin Energy Corp.        700,000         21,350        .05
                                                       3,804,118       8.32
                      Total Energy                     8,449,773      18.47

Materials

Chemicals (3.88%)

   E.I. du Pont de Nemours and Co.     12,488,000        909,283       1.99
         Internationall Flavors &
                   Fragrances Inc.        860,700         42,120        .09
                 Mallinckrodt Inc.      1,006,800         32,469        .07
                      Monsanto Co.      3,850,000        203,569        .44
              PPG Industries, Inc.      6,089,500        430,452        .94
              Sherwin-Williams Co.      3,000,000        106,875        .23
                       Witco Corp.      1,400,000         55,475        .12
                                                       1,780,243       3.88

   Forest Products & Paper (2.81%)

           International Paper Co.     12,650,000        660,172       1.44
           Louisiana-Pacific Corp.      5,425,000        118,672        .26
                    Westvaco Corp.      5,501,350        166,760        .37
                  Weyerhaeuser Co.      4,225,000        243,465        .53
       Willamette Industries, Inc.      2,475,000         96,061        .21
                                                       1,285,130       2.81
         Metals: Nonferrous (.40%)
                Phelps Dodge Corp.      2,720,000        182,580        .40
                   Total Materials                     3,247,953       7.09

Capital Equipment

Aerospace & Military Technology (1.95%)

                        Boeing Co.      3,825,000        191,489        .42
             Raytheon Co., Class B      6,150,000        348,628        .76
         United Technologies Corp.      3,585,400        352,938        .77
                                                         893,055       1.95

Data Processing & Reproduction (1.88%)

               Hewlett-Packard Co.      4,675,000        352,086        .77%
                       Xerox Corp.      4,492,000        509,842       1.11
                                                         861,928       1.88

   Electrical & Electronics (.47%)

              Emerson Electric Co.      2,130,300        135,540        .30
              General Electric Co.        900,000         76,613        .17
                                                         212,153        .47

      Electronic Components (.93%)

                          AMP Inc.      3,650,000        143,491        .31
                    Motorola, Inc.      2,000,000        111,250        .24
            Texas Instruments Inc.      1,800,000        115,312        .25
              Thomas & Betts Corp.      1,020,000         59,542        .13
                                                         429,595        .93

           Energy Equipment (.20%)

          Dresser Industries, Inc.      1,700,000         89,887        .20

     Industrial Components (3.17%)

                        Dana Corp.      3,222,800        190,548        .42
                       Eaton Corp.      2,300,000        212,463        .46
                 Genuine Parts Co.      8,775,000        315,900        .69
        Goodyear Tire & Rubber Co.      2,200,000        154,000        .34
            Johnson Controls, Inc.      4,197,600        249,232        .54
      Rockwell International Corp.      1,200,000         67,125        .15
                          TRW Inc.      4,950,000        261,422        .57
                                                       1,450,690       3.17

    Machinery & Engineering (.59%)

                  Caterpillar Inc.      3,182,200        181,187        .40
                Ingersoll-Rand Co.      1,012,500         46,638        .10
             Parker Hannifin Corp.        950,000         42,394        .09
                                                         270,219        .59
           Total Capital Equipment                     4,207,527       9.19


Consumer Goods

Appliances & Household Durables (.27%)

                   Rubbermaid Inc.      3,495,200        100,050        .22%
                   Whirlpool Corp.        300,000         21,600        .05
                                                         121,650        .27

               Automobiles (1.53%)

                    Chrysler Corp.     17,450,000        701,272       1.53

                  Beverages (.37%)

                     PepsiCo, Inc.      4,300,000        170,656        .37

 Food & Household Products (2.48%)

                         Bestfoods      4,440,400        243,667        .53
             Colgate-Palmolive Co.        366,300         32,853        .07
               General Mills, Inc.      4,900,000        331,056        .72
                       Kellogg Co.      4,200,000        173,250        .38
              Procter & Gamble Co.      1,300,000        106,844        .24
                    Sara Lee Corp.      4,150,000        247,184        .54
                                                       1,134,854       2.48

    Health & Personal Care (9.34%)

      American Home Products Corp.      1,000,000         93,125        .20
               Avon Products, Inc.      2,286,800        187,946        .41
         Baxter International Inc.      4,400,000        243,925        .53
          Bristol-Myers Squibb Co.      3,950,000        418,206        .91
                 Johnson & Johnson        800,000         57,100        .12
              Kimberly-Clark Corp.      1,400,000         71,050        .16
                 Eli Lilly and Co.      9,968,800        693,455       1.52
                    McKesson Corp.        750,000         53,016        .12
                 Merck & Co., Inc.      1,500,000        180,750        .40
                        Pfizer Inc      4,596,200        523,105       1.14
          Pharmacia & Upjohn, Inc.      6,675,000        280,767        .61
             Schering-Plough Corp.      5,100,000        408,638        .89
                Warner-Lambert Co.      5,634,200      1,065,920       2.33
                                                       4,277,003       9.34

Recreation & Other Consumer Products (.76%)

                 Eastman Kodak Co.      4,806,500        346,969        .76

         Textiles & Apparel (.31%)

               NIKE, Inc., Class B      1,220,425 $       58,275        .13%
                          VF Corp.      1,618,800         84,178        .18
                                                         142,453        .31
              Total Consumer Goods                     6,894,857      15.06


Services

  Broadcasting & Publishing (.43%)

             Dow Jones & Co., Inc.      2,407,600        117,220        .25
                 Gannett Co., Inc.      1,200,000         81,525        .18
                                                         198,745        .43

Business & Public Services (2.59%)

  Browning-Ferris Industries, Inc.      9,608,700        327,897        .72
                   Cognizant Corp.        169,200          8,703        .02
                      Deluxe Corp.      2,500,000         83,750        .18
            Dun & Bradstreet Corp.      1,600,000         56,800        .12
     Electronic Data Systems Corp.      4,614,700        198,432        .43
       IKON Office Solutions, Inc.      5,830,000        141,013        .31
      IKON Office Solutions, Inc.,
                       convertible                                      .05
             preferred, Series BBM        380,000         22,871
                 Pitney Bowes Inc.      1,800,000         86,400        .19
            Waste Management, Inc.      7,725,000        258,788        .57
                                                       1,184,654       2.59

          Leisure & Tourism (.60%)

                  McDonald's Corp.      4,425,000        273,797        .60

             Merchandising (5.50%)

                 Albertson's, Inc.     11,653,200        582,660       1.27
               American Stores Co.      6,475,700        155,417        .34
         May Department Stores Co.      4,200,000        259,087        .57
             J.C. Penney Co., Inc.     11,078,500        787,266       1.72
                    Rite Aid Corp.      3,000,000         96,375        .21
            Sears, Roebuck and Co.      1,600,000         94,900        .21
                      Walgreen Co.      1,000,000         34,500        .08
             Wal-Mart Stores, Inc.     10,000,000        505,625       1.10
                                                       2,515,830       5.50

        Telecommunications (8.77%)

                   Ameritech Corp.     24,200,000   $  1,030,012       2.25%
                        AT&T Corp.     21,280,700      1,278,172       2.79
               Bell Atlantic Corp.      1,337,900        125,177        .28
           SBC Communications Inc.      6,614,350        274,082        .60
                      Sprint Corp.      6,250,000        426,953        .93
     U S WEST Communications Group     16,670,000        879,343       1.92
                                                       4,013,739       8.77

      Transportation: Rail (1.25%)

                         CSX Corp.        750,000         39,375        .09
            Norfolk Southern Corp.      7,259,500        242,740        .53
               Union Pacific Corp.      5,295,200        289,912        .63
                                                         572,027       1.25
                    Total Services                     8,758,792      19.14


Finance

                  Banking (14.52%)

                    Banc One Corp.      3,679,500        216,401        .47
        Bank of New York Co., Inc.     10,450,000        617,203       1.35
                 BankAmerica Corp.      4,000,000        340,000        .74
      Bankers Trust New York Corp.      1,940,000        250,502        .55
             Chase Manhattan Corp.      6,380,000        884,029       1.93
                     Comerica Inc.        375,000         25,102        .06
           First Chicago NBD Corp.      2,300,000        213,612        .47
                 First Union Corp.     19,859,146      1,198,996       2.62
       Fleet Financial Group, Inc.      3,740,000        323,042        .71
                           KeyCorp      8,350,000        331,391        .72
            J.P. Morgan & Co. Inc.      4,375,000        574,219       1.25
                 NationsBank Corp.      7,471,875        565,994       1.24
                     Norwest Corp.      6,500,000        257,969        .56
              SunTrust Banks, Inc.      2,000,000        162,875        .36
                    Wachovia Corp.      2,050,000        174,122        .38
                 Wells Fargo & Co.      1,383,900        509,967       1.11
                                                       6,645,424      14.52

        Financial Services (3.74%)

              American Express Co.      2,650,000        270,300        .59
                  Beneficial Corp.      2,324,100        303,004        .66
                        Fannie Mae      6,650,000        398,169        .87
     Household International, Inc.      5,273,000        693,070       1.52
                 SLM Holding Corp.      1,050,000         44,822        .10
                                                       1,709,365       3.74

                 Insurance (6.80%)

                        Aetna Inc.      3,325,000  $     268,702        .59%
                    Allstate Corp.      4,370,000        420,612        .92
            American General Corp.      6,050,000        403,081        .88
                         Aon Corp.      4,200,000        270,900        .59
                       CIGNA Corp.      1,200,000        248,325        .54
                  General Re Corp.      1,955,000        437,065        .95
             Jefferson-Pilot Corp.      2,660,700        156,150        .34
            Lincoln National Corp.      3,225,000        286,420        .63
  Marsh & McLennan Companies, Inc.      2,200,000        200,475        .44
          St. Paul Companies, Inc.      4,943,090        418,927        .92
                                                       3,110,657       6.80
                     Total Finance                    11,465,446      25.06

Multi-Industry

Multi-Industry (.59%)

                 AlliedSignal Inc.      4,600,000        201,538        .44
              Minnesota Mining and
                 Manufacturing Co.        500,000         47,187        .10
                     Whitman Corp.      1,050,000         20,541        .05
              Total Multi-Industry                       269,266        .59


Miscellaneous

Equity securities in initial period
   of acquisition       21,357,500        891,130           1.95

       TOTAL INVESTMENT SECURITIES
           (cost: $26,847,084,000)                    44,184,744      96.55

  Excess of United States Treasury
      bills, cash, and receivables
                     over payables                     1,578,790       3.45

                        NET ASSETS                   $45,763,534     100.00%


See Notes to Financial Statements

Financial Statements

Statement of Assets and Liabilities
April 30, 1998                                  (dollars in thousands)

Assets:
Investment securities at market
  (cost: $26,847,084)                                      $44,184,744
United States Treasury bills
  (cost: $1,505,764)                                         1,506,176
Cash                                                             6,286
Receivables for -
  Sales of investments                        $  53,926
  Sales of Fund's shares                        117,744
  Dividends                                      71,753        243,423
                                                            45,940,629

Liabilities:
Payables for -
  Purchases of investments                      118,292
  Repurchases of Fund's shares                   28,344
  Management services                            10,974
  Accrued expenses                               19,485        177,095

Net Assets at April 30, 1998 -
Equivalent to $33.92 per share on
1,349,017,791 shares of $1 par value
capital stock outstanding (authorized
capital stock - 2,000,000,000 shares)                      $45,763,534


Statement of Operations
for the year ended April 30, 1998               (dollars in thousands)

Investment Income:
Income:
  Dividends                               $     906,675
  Interest                                       81,548  $     988,223
Expenses:
  Investment management fee                      73,646
  Business management fee                        36,895
  Distribution expenses                          86,819
  Transfer agent fee                             21,078
  Reports to shareholders                         1,643
  Registration statement and prospectus           2,359
  Postage, stationery and supplies                4,680
  Directors' and Advisory Board fees                474
  Auditing and legal fees                           131
  Custodian fee                                     370
  Other expenses                                    284        228,379
Net investment income                                          759,844

Realized Gain and Unrealized
  Appreciation on Investments:
Net realized gain                                            2,816,947
Net unrealized appreciation:
  Beginning of year                           8,683,514
  End of year                                17,338,072
    Net change in unrealized
      appreciation                                           8,654,558
  Net realized gain and change in
    unrealized appreciation                                 11,471,505

Net Increase in Net Assets
  Resulting from Operations                                $12,231,349


Statement of Changes in Net Assets
                                                 Year ended April 30
(dollars in thousands)                           1998           1997

Operations:
Net investment income                     $     759,844  $     617,890
Net realized gain on investments              2,816,947      1,465,728
Net change in unrealized
  appreciation on investments                 8,654,558      2,795,800
  Net Increase in Net Assets
    Resulting from Operations                12,231,349      4,879,418

Dividends and Distributions Paid to
  Shareholders:
Dividends from net investment income          (736,632)      (607,336)
Distributions from net realized gain
  on investments                            (1,958,463)    (1,174,688)
  Total Dividends and Distributions         (2,695,095)    (1,782,024)

Capital Share Transactions:
Proceeds from shares sold:
  298,975,826 and 215,746,819
  shares, respectively                        9,237,792      5,311,956
Proceeds from shares issued in
  reinvestment of net investment income
  dividends and distributions of net
  realized gain on investments:
  84,081,074 and 67,871,052 shares,
  respectively                                2,539,311      1,671,650
Cost of shares repurchased:
  120,245,204 and 105,990,667
  shares, respectively                      (3,714,819)    (2,605,406)
  Net Increase in Net Assets Resulting
    from Capital Share Transactions           8,062,284      4,378,200

Total Increase in Net Assets                 17,598,538      7,475,594

Net Assets:
Beginning of year                            28,164,996     20,689,402
End of year (including undistributed
  net investment income: $105,710 and
  $82,498, respectively)                    $45,763,534    $28,164,996

See Notes to Financial Statements

Notes to Financial Statements

1. Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound
common stock investing.   The following paragraphs summarize the
significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

     Equity securities are stated at market value based upon closing sales prices reported on a national securities exchange on the day of valuation or, for listed securities having no sales reported, upon last-reported bid prices on that date. Treasury bills with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices obtained from a major dealer in short-term securities. Treasury bills with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of April 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $17,338,072,000, of which $17,402,183,000 related to appreciated securities and $64,111,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended April 30, 1998. The cost of portfolio securities for book and federal income tax purposes was $28,352,848,000 at April 30, 1998.

3. Officers of the Fund received no remuneration from the Fund in such capacities. Their remuneration was paid by Washington Management Corporation (WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. WMC, business manager of the Fund, was paid a fee of $36,895,000 for business management services. The business management agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% of the first $3 billion of net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding $12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion; 0.075% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.06% of net assets in excess of $34 billion. Under this agreement, all expenses chargeable to the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Fund that it has earned $1,052,000 on its retail sales of shares and under the distribution plan of the Fund but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. All officers of the Fund and four of its directors are affiliated with The Johnston-Lemon Group, Incorporated. Capital Research and Management Company, investment manager of the Fund, was paid a fee of $73,646,000 for investment management services. The investment advisory agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets; 0.21% of such assets in excess of $3 billion but not exceeding $8 billion; 0.20% of such assets in excess of $8 billion but not exceeding $21 billion; 0.195% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.19% of net assets in excess of $34 billion.

     Pursuant to a Plan of Distribution, the Fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts and reimbursements to American Funds Distributors, Inc. (AFD), the principal underwriter of the Fund's shares, for its activities and expenses related to the sales of Fund shares or servicing of shareholder accounts. During the year ended April 30, 1998, distribution expenses under the Plan were $86,819,000, including accrued and unpaid expenses of $14,662,000.

     AFD has informed the Fund that it has received $38,821,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's shares. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

     American Funds Service Company, the transfer agent for the Fund, was paid a fee of $21,078,000.

Directors and Advisory Board members of the Fund who are unaffiliated with WMC may elect to defer part or all of the fees earned for such services. Amounts deferred are not funded and are general unsecured liabilities of the Fund. As of April 30, 1998, aggregate amounts deferred and earnings thereon were $423,000.

4. As of April 30, 1998, accumulated undistributed net realized gain on investments was $1,805,607,000 and additional paid-in capital was $25,165,127,000.

     The Fund made purchases and sales of investment securities, excluding short-term securities, of $11,760,171,000 and $6,185,607,000, respectively, during the year ended April 30, 1998.

     Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $370,000 included $56,000 that was paid by these credits rather than in cash.

     The Fund owns 5.4% of the outstanding voting securities of Westvaco Corp. and thus is considered an affiliate as defined in the Investment Company Act of 1940.

Per-Share Data and Ratios

                                                                Year ended April 30
                                               1998        1997        1996        1995        1994

Net Asset Value, Beginning of Year            $25.93      $22.77      $18.87      $17.11      $17.59

Income from Investment Operations:
  Net investment income                          .62         .62         .63         .63         .59
  Net realized and unrealized gain
    (loss) on investments                       9.65        4.36        4.98        2.16        (.12)
    Total income from investment
      operations                               10.27        4.98        5.61        2.79         .47

Less Distributions:
  Dividends from net investment income          (.62)       (.62)       (.62)       (.62)       (.56)
  Distributions from net realized gains        (1.66)      (1.20)      (1.09)       (.41)       (.39)
    Total distributions                        (2.28)      (1.82)      (1.71)      (1.03)       (.95)
Net Asset Value, End of Year                  $33.92      $25.93      $22.77      $18.87      $17.11


Total Return<F1>                               40.80%      22.43%      30.40%      17.01%       2.55%

Ratios/Supplemental Data:
  Net assets, end of year (in millions)       $45,764     $28,165     $20,689     $14,426     $12,405
  Ratio of expenses to average
    net assets                                   .62%        .64%        .66%        .69%        .69%
  Ratio of net income to average
    net assets                                  2.08%       2.56%       2.98%       3.57%       3.29%
  Average commissions paid<F2>                  4.94(cents) 5.29(cents) 6.24(cents) 6.87(cents) 6.85(cents)
  Portfolio turnover rate                      17.61%      20.41%      23.41%      25.45%      23.86%

<F1> Excludes maximum sales charge of 5.75%.

<F2> Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. Shares traded on a principal basis (without commissions) are excluded.


Report of Independent Accountants

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

(Signature)
Los Angeles, California
May 29, 1998

Tax Information For The Year Ended April 30, 1998 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                          Dividends and Distributions Per Share

                                                        From Net    From Net
                                            From Net    Realized    Realized
To Shareholders                            Investment  Short-Term   Long-Term
of Record           Payment Date             Income       Gains       Gains

June 20, 1997       June 23, 1997            $0.145         -           -
September 19, 1997  September 22, 1997        0.145         -           -
December 18, 1997   December 19, 1997         0.185         -      $1.655<F1>
March 20, 1998      March 23, 1998            0.145         -           -

<F1> Includes $0.875 long-term capital gains taxed at a maximum rate of 28%.

Corporate shareholders may exclude up to 100% of qualifying dividends received during the year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 9% of the dividends paid by the Fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

Shareholders should consult their tax advisers.

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Left to right:
Mr. Callahan, Mr. Stockton, Mr. Yeonas, Mrs. Erhard, Mr. Beck, Mrs. White, Mr. Tardio, Mr. Markham, Mr. Lister, Mr. Richard, Mr. Bowsher, Mr. Hartwell, Mr. Ansary, Mr. Steuart, Mr. Holleman, Mr. Lemon, Mr. Frank, Mrs. Sisco, Ms. Bush, Mr. Singleton, Mr. Smith, Mr. Kitzmiller, Mr. Miller, Mr. Brinkman.

Offices of the Fund and of the Business Manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202/842-5665

Custodian
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081-0001

Investment Manager
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5804

Counsel
Thompson, O'Donnell,
Markham, Norton & Hannon
805 Fifteenth Street, NW
Washington, DC 20005-2216

Transfer Agent
American Funds Service (Please write to the address nearest you)
P.O. Box 2205
Brea, CA 92822-2205
P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

Independent Accountants
Price Waterhouse llp
400 South Hope Street
Los Angeles, CA 90071-2889

Principal Underwriter
American Funds
Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

Directors

Stephen Hartwell
Chairman of the Board
Chairman, Washington
Management Corporation

James H. Lemon, Jr.
Vice Chairman of the Board
Chairman and Chief Executive Officer,
The Johnston-Lemon Group, Incorporated

Harry J. Lister
President of the Fund
Director and President,
Washington Management Corporation

Cyrus A. Ansary
President, Investment Services
International Co.

Fred J. Brinkman
Retired Senior Partner,
Arthur Andersen, llp

Daniel J. Callahan III
Vice Chairman and Treasurer,
The Morris and Gwendolyn Cafritz Foundation

James C. Miller III
Counselor, Citizens for a Sound Economy

T. Eugene Smith
President, T. Eugene Smith Inc.

Leonard P. Steuart, II
Vice President, Steuart Investment Company

Margita E. White
President, Association for Maximum
Service Television Inc.

Advisory Board

Charles A. Bowsher
Retired Comptroller General of the
United States

Mary K. Bush
President, Bush & Company

Vernon W. Holleman, Jr.
President,  Vernon W. Holleman, Jr., Co.

Katherine D. Ortega
Former Treasurer of the United States

J. Knox Singleton
President and Chief Executive Officer, INOVA Health Systems

William B. Snyder
Chairman, President and Chief
Executive Officer, Southern Heritage  Holdings, Inc. and Merastar
Corporation

Robert F. Tardio
Independent Consultant

Directors Emeritus

Bernard J. Nees
Chairman Emeritus of the Fund

Charles T. Akre
Of Counsel, Miller & Chevalier, Chartered

Dr. Nathan A. Baily
Management, Marketing and Education Consultant

John A. Beck
Of Counsel, Reed Smith Shaw & McClay

Jean Head Sisco
Partner, Sisco Associates

Stephen G. Yeonas
Chairman and Chief Executive Officer,
Stephen G. Yeonas Company

Other Officers

Howard L. Kitzmiller
Senior Vice President, Secretary and Assistant Treasurer of the Fund Director, Senior Vice President, Secretary and Assistant Treasurer, Washington Management Corporation

Ralph S. Richard
Vice President and Treasurer of the Fund
Director, Vice President and Treasurer, Washington Management Corporation

Lois A. Erhard
Vice President of the Fund
Vice President, Washington Management Corporation

Michael W. Stockton
Assistant Vice President, Assistant Secretary and Assistant Treasurer of the Fund
Assistant Vice President, Assistant Secretary and Assistant Treasurer, Washington Management Corporation

J. Lanier Frank
Assistant Vice President of the Fund
Assistant Vice President, Washington Management Corporation

In the past, Washington Mutual Investors Fund has reported to you quarterly. With that information now available from your financial adviser or the American Funds Web site at www.americanfunds.com, the cost of producing quarterly reports no longer appears justified. We will continue to provide annual and semi-annual reports.

This report is for the information of shareholders of Washington Mutual Investors Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the Fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web.

WMIF-011-0698 (logo) Printed on recycled paper

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665

(Logo)
Washington Mutual Investors Fund